SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 13, 2002

                                SurgiLight, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


         Florida                  000-24897                         35-1990562
 ----------------------        -------------------                 ------------
(State of Incorporation)      (Commission file No.)               (IRS Employer
                                                                      ID Number)

                12001 Science Drive, Suite 140, Orlando, FL 32826
                          ----------------------------
                         (Address of Principal Offices)

                  Registrant's telephone number: (407) 482-4555

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Item 5.   Other Events

     Effective on February 12, 2002, SurgiLight, Inc., a Delaware corporation ("SurgiLight Delaware") reincorporated as a Florida corporation ("SurgiLight Florida") by merging into a wholly-owned Florida subsidiary corporation. The common stock of SurgiLight Delaware was registered under Section 12 of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Pursuant to Regulation 240.12g-3(a), promulgated under the Exchange Act, the common stock of SurgiLight Florida as the successor corporation is deemed registered under
Section 12 of the Exchange Act.

         As a result of the merger, SurgiLight Florida acquired and now possesses all assets and property of every description, and every interest therein, wherever located, and the rights, privileges, immunities, powers, franchises, and authority, of a public as well as of a private nature, of SurgiLight Delaware. All obligations belonging to or due to SurgiLight Delaware have vested in SurgiLight Florida without further act or deed, and the title to any real estate or any interest therein vested in Surgilight Delaware will not revert or in any way be impaired by reason of the merger. SurgiLight Florida is now liable for all obligations of SurgiLight Delaware, and any claim existing, or action or proceeding pending by or against SurgiLight Delaware may be prosecuted to judgment, with right of appeal, as if the merger had not taken place, or SurgiLight Florida may be substituted in its place, and all rights of creditors of SurgiLight Delaware are preserved unimpaired, and all liens upon the property of SurgiLight Delaware are preserved unimpaired, on only the property affected by such liens immediately prior to the Effective Time.


Item 7. Financial Statements and Exhibits.


     Schedule of Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:


Exhibit No.        Exhibit
-----------        -------

99.1               Plan of Merger, dated February 11, 2001.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SurgiLight, Inc.

Date:    February 13, 2002

                                            By:  /s/  Timothy J. Shea
                                               --------------------------------
                                                      Timothy J. Shea, Senior
                                                      Vice President and Chief
                                                      Operating Officer

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                                  EXHIBIT INDEX


Exhibit
-------

99.1               Plan of Merger, dated as of February 11, 2002.


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                                                                    Exhibit 99.1


                                 PLAN OF MERGER


     The following plan of merger is submitted in compliance with Section 607.1104, Florida Statutes and in accordance with the laws of the State of Delaware.

     1. The name of the subsidiary corporation surviving the merger is SurgiLight of Florida, Inc., a Florida corporation, Document number P01000114931 (the "Surviving Corporation").

     2. The name of the parent corporation merging into the Surviving Corporation is SurgiLight, Inc., a Delaware corporation, Corporation File #2648729, (the "Merging Corporation").

     3. The Merging Corporation is a corporation organized and validly existing under the laws of the State of Delaware, with a capitalization of 30,000,000 shares of common stock, par value $0.0001 per share ("Merging Common Stock"), and 5,000,000 shares of preferred stock, par value $0.0001, of which 3,000,000 have been designated as Series A Convertible Preferred Stock, ("Merging Series A Stock"). 28,401,419 shares of Merging Common Stock are issued and outstanding. 62,000 shares of Merging Series A Stock are issued and outstanding. Other than 500,000 options to acquire shares of Merging Common Stock that are currently outstanding, no warrants or other rights to acquire shares currently are outstanding.

     4. The Surviving Corporation is a corporation organized and validly existing under the laws of the State of Florida, with a capitalization of 60,000,000 authorized shares of common stock, par value of $0.0001 per share ("Surviving Common Stock"), and 10,000,000 authorized shares of preferred stock, par value $0.0001 per share, of which 3,000,000 have been designated as Series A Convertible Preferred Stock ("Surviving Series A Stock"). One Hundred (100) shares of Surviving Common Stock are issued and outstanding, all of which are held by the Merging Corporation, and no options, warrants or other rights to acquire shares are outstanding.

                                  Terms of Plan

     1. Merger. The Merging Corporation shall merge with and into the Surviving Corporation, with the Surviving Corporation being the corporation surviving the merger.

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     2. Terms and Conditions. On the Effective Date of the merger (as defined herein), the separate existence of the Merging Corporation shall cease, and the Surviving Corporation shall succeed to all of the rights, privileges, immunities, franchises, and property, real, personal and mixed, of the Merging Corporation without the necessity for any separate transfer. The Surviving Corporation shall thereafter be responsible and liable for all liabilities and obligations of the Merging, and neither the rights of creditors nor any liens on the property of the Merging Corporation shall be impaired by the merger.

     3. Business Purpose. In the judgment of the Board of Directors of each of the Merging Corporation and the Surviving Corporation, it is desirable for the corporations to undergo the reorganization set forth herein in order to reincorporate the Merging Corporation as a Florida corporation to avail the corporation of the favorable corporate laws of Florida.

     4. Pro Rata Issuance of Shares. On the Effective Date, by virtue of the Merger, each holder of shares in the Merging Corporation will receive a pro rata issuance of shares in the Surviving Corporation. In particular, the following will occur:

        (a) Each share of Merging Common Stock issued and outstanding immediately prior to the Effective Date, by virtue of the merger and without further action on the part of the holder thereof, automatically shall be converted into and represent the right to receive one share of Surviving Common Stock. All shares of the Surviving Common Stock issued by the Surviving Corporation in conversion of the Merging Common Stock will be fully paid and nonassessable upon issuance.

        (b) All outstanding options, warrants, and other rights to purchase shares of common stock of the Merging Corporation, by virtue of the merger and without further action on the part of the holder thereof, automatically shall be converted into an identical option, warrant or other such right to purchase shares of the Surviving Corporation, on terms identical to the terms that existed immediately prior to the Effective Date.

        (c) Each share of Merging Series A Stock issued and outstanding immediately prior to the Effective Date, by virtue of the merger and without further action on the part of the holder thereof, automatically shall be converted into and represent the right to receive one share of Surviving Series A Stock. All Shares of Surviving Series A Stock issued by the Surviving Corporation on conversion of Merging Series A Stock will be fully paid and non assessable upon issuance.

        (d) Each share of Surviving Corporation Common Stock issued and outstanding immediately prior to the merger and held by the Merging Corporation, by virtue of the merger and without further action on the part of the holder thereof, shall be automatically canceled immediately following the effective time of the Merger.

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     5. Articles of Incorporation. The articles of incorporation of the
Surviving Corporation shall continue to be its articles of incorporation following the Effective Date, until amended pursuant to the provisions of Florida law, except that immediately following the merger, the name of the Surviving Corporation shall be changed to SurgiLight, Inc.

     6. Bylaws. The bylaws of the Surviving Corporation shall continue to be its bylaws following the Effective Date, until amended pursuant to the provisions of Florida law.

     7. Officers and Directors. The directors and officers of the Surviving Corporation on the Effective Date shall continue as the directors and officers of the Surviving Corporation for the full unexpired terms of their offices and until their successors have been elected or appointed and qualified.

     8. Approval of Agreement. This Agreement of Merger shall be approved by the holders of a majority of the issued and outstanding shares of the Surviving Corporation and the Merging Corporation.

     9. Effective Date of Merger. The effective date ("Effective Date") of this merger shall be the date of filing of Articles of Merger with the Secretary of State of Florida.

     10. Dissenters' Rights. There are no dissenters' rights available to the shareholders of either the Merging Corporation or the Surviving Corporation under Delaware or Florida law.

     11. Amendment/Abandonment of Plan. The Boards of Directors of the Merging Corporation and the Surviving Corporation may amend or abandon this Plan of Merger at any time prior to the Effective Date.

     IN WITNESS WHEREOF, each of the Merging Corporation and the Surviving Corporation have adopted this of Merger as of the day and year first above written, to become effective as provided for herein.

"MERGING CORPORATION"                       "SURVIVING CORPORATION"

SURGILIGHT, INC., a Delaware                SURGILIGHT OF FLORIDA, INC., a
corporation                                 Florida corporation


By:  /s/                                    By:  /s/
   -------------------------------             -------------------------------
          Timothy J. Shea,                            Timothy J. Shea,
          Chief Operating Officer                     Chief Operating Officer